Exhibit 10(e)

Consent of Morris, Nichols, Arsht & Tunnell

      We hereby consent to the use of our opinion of counsel, incorporated by reference to Exhibit 9 to Pre-Effective Amendment No. 4 to Merrill Lynch Principal Protected Trust's Registration Statement on Form
N-1A (File No. 333-92404). In giving this consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regula-tions of the Securities and Exchange Commission thereunder

/s/ Morris, Nichols, Arsht & Tunnell

Wilmington, Delaware November 5, 2002